UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2009

GENWORTH FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32195	33-1073076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of Principal Executive Offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 Annual Meeting of Stockholders of Genworth Financial, Inc. (the “Company”) held on May 13, 2009, the Company’s stockholders approved an amendment to the 2004 Genworth Financial, Inc. Omnibus Incentive Plan (the “Omnibus Plan”) to permit the Company to implement a one-time equity exchange program for certain employees other than the Company’s named executive officers and directors. The preceding description of the amendment to the Omnibus Plan is qualified in its entirety by reference to the complete text of such amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

A description of the material terms of the Omnibus Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2009.

Item 9.01	Financial Statements and Exhibits.

Exhibits
10.1	Second Amendment to the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 18, 2009	By:	/s/ Leon E. Roday
Leon E. Roday
Senior Vice President, General Counsel, and Secretary

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